EXHIBIT 99.7

                      The Barclays Swaption Confirmation

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                             ASSIGNMENT AGREEMENT


      ASSIGNMENT AGREEMENT, dated as of June 29, 2006 ("Assignment Agreement"), among COUNTRYWIDE HOME LOANS, INC. ("Assignor"), THE BANK OF NEW YORK ("Assignee"), not in its individual or corporate capacity but solely as Swap Contract Administrator for CWALT, Inc. Alternative Loan Trust 2006-OC5, pursuant to a Swap Contract Administration Agreement (the "Swap Contract Administration Agreement") dated as of June 29, 2006, and BARCLAYS BANK PLC ("Remaining Party").

                             W I T N E S S E T H:
                             - - - - - - - - - -

      WHEREAS, effective as of June 29, 2006, Assignor desires to assign all of its rights and delegate all of its duties and obligations to Assignee under a certain Transaction (the "Assigned Transaction") as evidenced by a certain confirmation with a Trade Date of June 27, 2006, whose BARCLAYS BANK PLC reference number is 1264906B (the "Confirmation"), a copy of which is attached hereto as Exhibit I;

      WHEREAS, Assignor and Remaining Party executed and delivered the Confirmation in connection with, and as part of, the ISDA Master Agreement dated as of May 17, 1996, as amended or supplemented from time to time (the "Old Master Agreement"), between Assignor and Remaining Party;

      WHEREAS, Assignee desires to accept the assignment of rights and assume the delegation of duties and obligations of the Assignor under the Assigned Transaction and the Confirmation, including any modifications that may be agreed to by Assignee and Remaining Party; and

      WHEREAS, Assignor desires to obtain the written consent of Remaining Party to the assignment, delegation and assumption, and Remaining Party desires to grant such consent in accordance with the terms hereof.

      NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

      1. Assignment and Assumption. Effective as of and from June 29, 2006 (the "Effective Date"), Assignor hereby assigns all of its rights and delegates all of its duties and obligations to Assignee, and Assignee hereby assumes all Assignor's rights, duties, and obligations, under the Assigned Transaction and the Confirmation arising on or after the Effective Date.

      2. Release. Effective as of and from the Effective Date, Remaining Party and Assignor hereby release one another from all duties and obligations owed under and in respect of the Assigned Transaction and the Confirmation, and Assignor hereby terminates its rights under and in respect of the Assigned Transaction; provided, that such release shall not affect Assignor's obligation to pay the Upfront Amount in accordance with the terms of the Assigned Transaction and the Confirmation.

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      3.  Limitation on Liability.  Assignor and Remaining  Party agree to the following: (a) The Bank of New York ("BNY") is entering into this Assignment Agreement not in its individual or corporate capacity, but solely in its capacity as Swap Contract Administrator under the Swap Contract Administration Agreement; (b) in no case shall BNY (or any person acting as successor Swap Contract Administrator under the Swap Contract Administration Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Assignee under the terms of the Assigned Transaction, all such liability, if any, being expressly waived by Assignor and Remaining Party and any person claiming by, through or under either such party; and (c) recourse against BNY shall be limited to the assets available under the Swap Contract Administration Agreement or the Pooling and Servicing Agreement for CWALT, Inc. Alternative Loan Trust 2006-OC5 dated as of June 1, 2006 among CWALT, Inc. as depositor, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans, Inc. as a seller, Countrywide Home Loans Servicing LP,
as  master  servicer,   and  BNY,  as  trustee  (the  "Pooling  and  Servicing
Agreement").

      4. Consent and Acknowledgment of Remaining Party. Remaining Party hereby consents to the assignment and delegation by Assignor to Assignee of all the rights, duties, and obligations of Assignor under the Assigned Transaction pursuant to this Assignment Agreement.

      5. Governing Agreement. The Assigned Transaction and the Confirmation shall form a part of, and be subject to, the ISDA Master Agreement dated as of June 29, 2006, as amended or supplemented from time to time (the "New Master Agreement"), between Assignee and Remaining Party. The Confirmation shall form a part of, and be subject to, the New Master Agreement.

      6. Representations. Each party hereby represents and warrants to the other parties as follows:

      (a) It is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation;

      (b)   It has the power to execute and deliver this Assignment Agreement;
            and

      (c) Its obligations under this Assignment Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms.

      As of the Effective Date, each of Assignor and Remaining Party represents that no event or condition has occurred that constitutes an Event of Default, a Potential Event of Default or, to the party's knowledge, a Termination Event (as such terms are defined in the Confirmation and the New Master Agreement), with respect to the party, and no such event would occur as a result of the party's entering into or performing its obligations under this Assignment Agreement.

      7. Indemnity. Assignor hereby agrees to indemnify and hold harmless Assignee with respect to any and all claims arising under the Assigned Transaction prior to the Effective Date. Assignee (subject to the limitations set forth in paragraph 3 above) hereby agrees to indemnify and hold harmless Assignor with respect to any and all claims arising under the Assigned Transaction on or after the Effective Date.

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      8. Governing  Law. This  Assignment  Agreement  shall be governed by and construed in accordance with the laws of the State of New York without reference to the conflict of laws provisions thereof (except Section 5-1401 and 5-1402 of the New York General Obligations Law).

      9. Notices. For the purposes of this Assignment Agreement and Section 12(a) of the Old Master Agreement and New Master Agreement, as applicable, the addresses for notices or communications are as follows: (i) in the case of Assignor, Countrywide Home Loans, Inc., 4500 Park Granada, Calabasas, California 91302, Attention: Darren Bigby, with a copy to the same address,
Attention: Legal Department, or such other address as may be hereafter furnished in writing to Assignee and Remaining Party; (ii) in the case of Assignee, The Bank of New York, 101 Barclay Street, New York, New York 10286,
Attention: Corporate Trust MBS Administration, CWALT, Series 2006-OC5 or such other address as may be hereafter furnished in writing to Assignor and Remaining Party; and (iii) in the case of Remaining Party,

     Address:       5 The North Colonnade
                    Canary Wharf
                    E14 4BB
     Attention:     London Department - Derivative Documentation
     Tel No.        44(20) 777 36810
     Fax No.        44(20) 777 36461

      or such other address as may be hereafter furnished in writing to Assignor and Assignee.

      10. Payments. All payments (if any) remitted by Remaining Party under the Assigned Transaction shall be made by wire transfer according to the following instructions:

      The Bank of New York
      New York, NY
      ABA # 021-000-018
      GLA # 111-565
      For Further Credit:  TAS A/C 580794
      Attn: Matthew J. Sabino 212-815- 6093
      Fax:  212-815-3986

      11. Optional Termination.

         (a)Upon the occurrence of an Optional Termination pursuant to Section
            9.01 of the Pooling and Servicing Agreement, Remaining Party and Assignee hereby release one another from all duties and obligations owed under and in respect of the Assigned Transaction and the Confirmation, other than any liabilities or obligations arising on or prior to the final Distribution Date under the Pooling and Servicing Agreement. Subject to the foregoing, and notwithstanding the provisions of the New Master Agreement, an Early Termination Date in respect of the Assigned Transaction will occur on the final Distribution Date under the Pooling and Servicing agreement, as if an Additional Termination Event had occurred with respect to Remaining Party and Assignee as Affected Parties;

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            provided,  however,  that no amounts other than any Unpaid Amounts will be payable by either party in connection with such Early Termination Date.

         (b)Pursuant to a swaption transaction between Assignor and Remaining Party with a trade date of June 27, 2006 and reference number [_________], a transaction evidenced by a confirmation attached hereto as Exhibit II (the "Swaption Confirmation") between Assignor and Remaining Party will become effective with terms identical to the terms of the Assigned Transaction (except as modified pursuant to the Swaption Confirmation) for the period commencing on the Effective Date (as defined in the Swaption Confirmation) and ending on the Termination Date (as defined in the Swaption Confirmation).

      12. Counterparts. This Assignment Agreement may be executed and delivered in counterparts (including by facsimile transmission), each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement as of the date first above written.

                              COUNTRYWIDE HOME LOANS, INC.



                              By:  /s/ Ruben Aviles
                                 ---------------------------------------------
                              Name:  /s/ Ruben Aviles
                                   -------------------------------------------
                              Title:  Vice President
                                    ------------------------------------------


                              THE BANK OF NEW YORK, AS SWAP CONTRACT
                              ADMINISTRATOR FOR CWALT, INC. ALTERNATIVE LOAN TRUST 2006-OC5



                              By: /s/ Maria Takarz
                                 ---------------------------------------------
                              Name:   Maria Takarz
                                   -------------------------------------------
                              Title:  Assistant Treasurer
                                    ------------------------------------------


                              BARCLAYS BANK PLC



                              By:  /s/ Julie Stern
                                 ---------------------------------------------
                              Name:  Julie Stern
                                   -------------------------------------------
                              Title:  Director
                                    ------------------------------------------

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